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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

              KNOW ALL MEN BY THESE PRESENTS, that each undersigned director and/or officer of National Commerce Bancorporation (the "Company") whose signature appears below constitutes and appoints Lewis E. Holland, Charles A. Neale and Steven L. Kaplan and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

              1. To sign, execute and affix his seal to and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Registration Statement on Form S-4 and, if necessary, a Registration Statement on Form S-3, and any amendments and post-effective amendments thereto (collectively, the "Registration Statement"), for the registration under the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder (if applicable), of (i) $50,000,000 in aggregate liquidation amount of Floating Rate Capital Trust Pass-through Securities ("Capital Securities") of National Commerce Capital Trust I (the "Trust"), which will be issued in exchange for the Floating Rate Capital Trust Pass-through Securities of the Trust issued on March 27, 1997, (ii) the Company's Junior Subordinated Debentures (the "Junior Subordinated Debentures"), which will be issued in exchange for the Junior Subordinated Debentures issued by the Company on March 27, 1997 in connection with the issuance of the Capital Securities, and (iii) the Company's Guarantee (the "Guarantee"), which will be issued in exchange for the Guarantee issued by the Company on March 27, 1997 in connection with the issuance of the Capital Securities;

              2. To take all such other action as any such attorney-in-fact, or his substitute, may deem necessary or desirable in order to effect and maintain the registration of the Capital Securities, the Junior Subordinated Debentures and the Guarantee; and

              3. To sign for him, in his name and in his capacity as an officer or director, or both, of the Company, all such documents and instruments as any such attorney-in-fact, or his substitute, may deem necessary or advisable in connection with the registration, qualification or exemption of the Capital Securities, the Junior Subordinated Debentures and the Guarantee under the securities laws of any state or other jurisdiction.

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              This power of attorney shall be effective as of the date written opposite the signature of each of the undersigned and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Company.


Signature                Title                      Date
---------                -----                      ----
THOMAS M. GARROTT        Chairman of the Board,     June 12, 1997
-----------------------  President and Chief
Thomas M. Garrott        Executive Officer
                         (Principal Executive
                         Officer)



LEWIS E. HOLLAND         Executive Vice President,  June 12, 1997
-----------------------  Treasurer and Chief
Lewis E. Holland         Financial Officer
                         (Principal Financial
                         Officer and Principal
                         Accounting Officer)



                         Director
-----------------------
Frank G. Barton, Jr.



R. GRATTAN BROWN JR.     Director                   June 12, 1997
-----------------------
R. Grattan Brown, Jr.




BRUCE E. CAMPBELL, JR.   Director                   June 12, 1997
-----------------------
Bruce E. Campbell, Jr.




JOHN D. CANALE, III      Director                   June 12, 1997
-----------------------
John D. Canale, III

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EDMOND D. CICALA         Director                   June 12, 1997
-----------------------
Edmond D. Cicala





THOMAS C. FARNSWORTH JR. Director                   June 12, 1997
-----------------------
Thomas C. Farnsworth, Jr.




                         Director
-----------------------
R. Lee Jenkins




W. NEELY MALLORY, JR.    Director                   June 12, 1997
-----------------------
W. Neely Mallory, Jr.




JAMES E. MCGEHEE, JR.    Director                   June 12, 1997
-----------------------
James E. McGehee, Jr.




HARRY J. PHILLIPS, SR.   Director                   June 12, 1997
-----------------------
Harry J. Phillips, Sr.




RUDI E. SCHEIDT          Director                   June 12, 1997
-----------------------
Rudi E. Scheidt




SIDNEY A. STEWART, JR.   Director                   June 12, 1997
-----------------------
Sidney A. Stewart, Jr.




G. MARK THOMPSON         Director                   June 12, 1997
-----------------------
G. Mark Thompson